EXHIBIT 10.2

INTERCREDITOR AGREEMENT

This Intercreditor Agreement (this "Agreement") is made as of the 14th day of September 2023, by and among Frankly Media LLC, GCN, INC., GAMESQUARE ESPORTS (USA) INC. d/b/a Fourth Square Studios, NEXTGEN TECH LLC d/b/a Complexity Gaming (“Complexity”), SWINGMAN, LLC d/b/a Cut+Sew and Zoned, MISSION SUPPLY LLC, and SIDEQIK, INC. (such parties referred to herein collectively as “Client”), EB Acquisition Company, LLC, a Georgia limited liability company (hereafter referred to as “EB”), King Street Partners LLC, a Georgia limited liability company (“King Street”), Frankly Media, LLC (“Guarantor”) and SLR Digital Finance LLC (“SLR”).

WHEREAS, GameSquare Holdings, Inc. f/k/a Engine Media Holdings, Inc (“GameSquare”) and EB have entered into that certain Subscription Agreement for Convertible Debentures Agreement, dated as of February 24, 2021 pursuant to which Client has executed and delivered that certain Convertible Debenture (the “Convertible Debenture”), that certain Security Agreement dated as of December 1, 2020 between EB and Gamesquare (“Gamesquare Security Agreement”), that certain Security Agreement dated as of January 6, 2020 between EB and Frankly Media LLC, Frankly Co. and Frankly Inc., (“Frankly Security Agreement”) and that certain letter agreement by and among EB, Guarantor and Gamesquare dated January 19.2021 (the “Payoff Letter”) (collectively, the Convertible Debenture, Gamesquare Security Agreement, Frankly Security Agreement and Payoff Letter shall be referred to as the “Existing EB Agreement”); and

WHEREAS, Client and SLR are entering into that certain Financing and Security Agreement dated as of September 14, 2023 (as amended, supplemented, modified or restated from time to time, the “SLR Agreement”), pursuant to which, among other things, SLR has agreed, subject to the terms and conditions set forth in such agreement, to purchase certain Accounts, make advances and other make other loans and financial accommodations to Client; and

WHEREAS, upon the occurrence of certain events, Client intends to refinance or otherwise adjust the terms of the EB Indebtedness outstanding under the EB Agreement as of the date hereof through a transaction or series of transactions that may include a potential replacement of such EB Agreement by the issuance of a debenture to King Street; and

WHEREAS, all of the obligations of Client under the SLR Agreement are, or will be, secured by Liens on all of the Collateral (as such terms are defined below); and

WHEREAS, all of the obligations of Client under the EB Agreement are, or will be, secured by Liens on all of the Collateral; and

WHEREAS, Guarantor has guaranteed the EB Indebtedness under the EB Agreement; and

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WHEREAS, as an express condition precedent to entering into the SLR Agreement, SLR has required Client and EB to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the above recitals and the provisions set forth herein, Lender, EB, and Client agree as follows:

1. Definitions. The following terms in this Agreement shall have the following meanings; Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Uniform Commercial Code as in effect in the state of California.

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et seq.).

“Bankruptcy Event” means, with respect to Client or Guarantor, any voluntary or involuntary dissolution, winding-up, total or partial liquidation or reorganization, or bankruptcy, insolvency, receivership or other statutory or common law proceedings or arrangements involving Client or Guarantor or the readjustment of its liabilities or any assignment for the benefit of creditors or any marshalling of its assets or liabilities.

“Client” shall have the meaning ascribed to such term in the Recitals to this Agreement, and includes all successors in interest of such party, including a trustee or debtor in possession in connection with a Bankruptcy Event.

“Collateral” means any and all of the assets now owned or hereafter acquired by Client, together with all proceeds, products, accessions and additions thereto from time to time, including without limitation any insurance proceeds.

“Guarantor” shall have the meaning ascribed to such term in the Recitals to this Agreement, and includes all successors in interest of such party, including a trustee or debtor in possession in connection with a Bankruptcy Event.

“Debenture Creditor” means EB and King Street, jointly and severally.

“EB” has the meaning provided in the Recitals of this Agreement.

“EB Agreement” means collectively, the Existing EB Agreement and the King Street Agreement, as the case may be, and any other document, instrument or other agreement executed and/or delivered in connection therewith or the Refinance Transaction.

“EB Guaranty” means any guaranty by any Guarantor in favor of Debenture Creditor

“EB Indebtedness” means (a) all indebtedness, liabilities and obligations of every kind or nature, absolute or contingent, now or existing or hereafter arising, of Client owed to EB under the EB Agreement and the Convertible Debenture outstanding as of the date hereof or pursuant to the King Street Agreement or otherwise, and of Guarantor under the EB Guaranty or otherwise, including without limitation the principal of, and interest on (including any interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding with respect to Client or Guarantor whether or not allowed as a claim in such proceeding), and all premiums, fees, charges, expenses, attorney fees and expenses and indemnities arising under or in connection with the EB Agreement or EB Guaranty; and (b) any modifications, amendments, refundings, refinancings, renewals or extensions of any indebtedness or obligation described in clause (a) above.

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“EB Priority Collateral” means all Collateral other than SLR Priority Collateral.

“Existing EB Agreement” means the Existing EB Agreement as provided in the Recitals of this Agreement and any other document, instrument or other agreement executed and/or delivered in connection therewith, including, without limitation the Convertible Debenture and any replacement or refinancing related to such EB Agreement including without limitation, the King Street Agreement.

“King Street Agreement” means that certain 12.5% Convertible Senior Secured Note Due 2025 in the principal amount of Five Million Eight Hundred Thousand Dollars ($5,800,000) held by King Street and any other document, instrument or other agreement executed and/or delivered in connection therewith or as part of the Refinance Transaction.

“Lien” means any interest in property securing an obligation owed to, or a claim by, a person or entity other than the owner of such property, whether such interest is based on the common law, statute or contract, and including a security interest, charge, claim or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.

"SLR" means SLR Digital Finance LLC, and its successors and assigns.

"SLR Agreements" means the SLR Agreement as provided in the recitals, any guaranty executed by Guarantor in favor of SLR, all documents and agreements executed in connection therewith and any other agreements, including any amendments, restatements, supplements or modifications thereto, relating to the SLR Indebtedness.

"SLR Indebtedness" means (a) all indebtedness, liabilities and obligations of every kind or nature, absolute or contingent, now or existing or hereafter arising, of Client or of Guarantor owed to SLR under the SLR Agreements or otherwise, including without limitation the principal of, and interest on (including any interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding with respect to Client or Guarantor whether or not allowed as a claim in such proceeding), and all premiums, fees, charges, expenses, attorney fees and expenses and indemnities arising under or in connection with the SLR Agreements; and (b) any modifications, amendments, refundings, refinancings, renewals or extensions of any indebtedness or obligation described in clause (a) above.

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“SLR Priority Collateral” means all of Client’s existing and later acquired Accounts and the Chattel Paper, Deposit Accounts, Documents, General Intangibles, Instruments, Letter of Credit Rights and all Supporting Obligations including all of Client’s books and records evidencing and/or related to all Accounts, as well as all of Client’s software programs, stored data, aging schedules, customer lists, books, records and all property of Client at any time coming into SLR’s possession relating thereto or necessary for SLR to collect outstanding Accounts; and all lien rights associated with the Accounts, whether arising by operation of law or pursuant to contract or agreement, including but not limited to mechanic’s lien rights and all Proceeds of each of the foregoing.

“SLR Repayment” means the circumstance in which (a) the SLR Indebtedness has been indefeasibly paid in full in cash, and (b) the commitment of the SLR to make loans under the SLR Agreement has terminated.

2. Payments. (a) Current Payments. So long as no Event of Default has occurred and is continuing under the SLR Agreement, Client may pay and Debenture Creditor, may accept and retain i) regularly scheduled payments of interest at the interest rate in effect in the applicable EB Agreement in effect at the time of such payment, and ii) payments of either any reasonable, documented out of pocket fees expense reimbursements charged to Client under the applicable EB Agreement or normal course of business fees associated with any amendments, consents, or other similar changes or modifications of rights, as applicable, under the EB Agreement. Payment of any principal whether regularly scheduled or at maturity other than the Refinance Transaction Payment described in (b) below or any other repayment of the EB Indebtedness and payment of any other item under the EB Agreement shall not be made until the SLR Repayment has occurred.

(b) Refinance Transaction. i) Client, EB and King Street have agreed to refinance the EB Indebtedness as part of a Refinance Transaction (the “Refinance Transaction”). To effectuate such Refinance Transaction and so long as the Refinance Conditions as defined below are met, Client may repay the amount of the EB Indebtedness outstanding under the Existing EB Agreement (the “Refinance Transaction Payment”) on the date of such Refinance Transaction and immediately upon receipt of such Refinance Transaction Payment, King Street shall purchase from Client the debenture described under the King Street Agreement. The Debenture Creditors covenant and agree that such Refinance Transaction shall occur within the same business day. EB and King Street acknowledge that the agreement by King Street to purchase the King Street Agreement are conditions required by SLR to enter into this Agreement and SLR is entering into this Intercreditor Agreement in reliance on such agreements and covenants by EB and King Street. The indebtedness represented by the King Street Agreement shall be deemed to be EB Indebtedness for all purposes of this Intercreditor Agreement including, without limitation, the Lien priorities described herein.

(ii) Refinance Conditions. For purposes of this Intercreditor Agreement, Refinance Conditions shall mean that all of the following conditions are met:

A.	There is no Event of Default under the SLR Agreement;

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B.	The King Street Agreement to be entered into in connection with such Refinance Transaction shall be substantially in the form attached hereto as Exhibit A;

C.	Client shall have received approval from the Toronto Stock Exchange for the Refinance Transaction, or such approval is not required; and

D.	No more than twenty-five percent (25%) of the Refinance Transaction Payment may be funded by borrowings under the SLR Agreement.

(c) Other than as permitted under this Section 2, Debenture Creditor will not ask for, demand, sue for, take or receive from Client, by setoff or in any other manner, the whole or any part of any EB Indebtedness, unless and until the SLR Repayment has occurred. In the event that Debenture Creditor shall receive any payment or distribution with respect to the EB Indebtedness which is not permitted pursuant to Section 2 or that does not constitute proceeds solely derived from EB Priority Collateral, then in such event, such payment or distribution shall be deemed to have been paid to Debenture Creditor in trust for the benefit of SLR and shall be immediately paid over to SLR by Debenture Creditor (with proper endorsements or assignments, if necessary). In the event that SLR shall receive any payment or distribution with respect to the EB Priority Collateral, then in such event, such payment or distribution shall be deemed to have been paid to SLR in trust for the benefit of Debenture Creditor and shall be immediately paid over to Debenture Creditor by SLR.

3. Lien Priority

(a) Client, for itself and its successors and assigns, covenants and agrees, and Debenture Creditor for itself and its successors and assigns, covenants and hereby agrees, that, to the extent and in the manner set forth in this Section 3, all Liens now or hereafter acquired by SLR in any or all of the SLR Priority Collateral shall at all times be prior and superior to any Lien now held or hereafter acquired by Debenture Creditor in the SLR Priority Collateral. Said priority shall be applicable irrespective of the time or order of attachment or perfection of any Lien or the time or order of filing of any financing statements or other documents, or any statutes, rules or law, or court decisions to the contrary. The Lien subordination provisions in this Agreement are for the benefit of and shall be enforceable directly by SLR and SLR shall be deemed to have acquired the SLR Indebtedness in reliance upon this Agreement.

(b) Client, for itself and its successors and assigns, covenants and agrees, and SLR for itself and its successors and assigns, hereby agrees, that, to the extent and in the manner set forth in this Section 3, all Liens now or hereafter acquired by Debenture Creditor in any or all of the EB Priority Collateral shall at all times be prior and superior to any Lien now held or hereafter acquired by SLR in the EB Priority Collateral. Said priority shall be applicable irrespective of the time or order of attachment or perfection of any Lien or the time or order of filing of any financing statements or other documents, or any statutes, rules or law, or court decisions to the contrary. The Lien subordination provisions in this Agreement are for the benefit of and shall be enforceable directly by Creditor, and Debenture Creditor shall be deemed to have acquired the EB Indebtedness in reliance upon this Agreement.

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(c) Until SLR Repayment, Debenture Creditor agrees that Debenture Creditor will not assert or seek to enforce against Client or Guarantor any interest of Debenture Creditor in any and all SLR Priority Collateral and that SLR may dispose of any or all of the SLR Priority Collateral for the SLR Indebtedness free of any and all liens, including but not limited to liens created in favor of Debenture Creditor through judicial or nonjudicial proceedings, in accordance with applicable law including taking title, after notice to Debenture Creditor. Debenture Creditor agrees that any such sale or other disposition by SLR of the SLR Priority Collateral for the SLR Indebtedness shall be made free and clear of any security interest granted to Debenture Creditor provided the entire proceeds (after deduct-ing reasonable expenses of sale) are applied in reduc-tion of the SLR Indebtedness. Upon SLR's request, Debenture Creditor shall execute and deliver any releases or other documents and agreements that SLR in its reasonable discretion deems necessary to dispose of the Collateral for the SLR Indebtedness free of Debenture Creditor's interest in same. Debenture Creditor authorizes SLR to record, or cause to have recorded, any UCC financing statement that SLR deems necessary to accomplish a disposition of the Collateral free of the Lien of Debenture Creditor. Debenture Creditor retains all of its rights as a junior secured Debenture Creditor with respect to the surplus, if any, arising from any such disposition of the collateral for the SLR Indebtedness.

(d) Until SLR Repayment, Debenture Creditor hereby agrees that it shall not exercise any rights or remedies with respect to the EB Priority Collateral unless Debenture Creditor reasonably provides SLR access to any of the EB Priority Collateral as SLR may need in connection with the collection of its SLR Priority Collateral. Debenture Creditor may dispose of, and exercise any other rights with respect to, any or all of the EB Priority Collateral, free of the Liens of SLR, provided that SLR retains any rights it may have as a junior secured creditor with respect to the surplus, if any, arising from any such disposition or enforcement. Upon any disposition of any of the EB Priority Collateral by Debenture Creditor in accordance with the terms and conditions of this paragraph, SLR (a) agrees, if requested, to execute and immediately deliver any and all releases or other documents or agreements which Debenture Creditor deems necessary to accomplish a disposition thereof free of the Liens of SLR, and (b) authorizes Debenture Creditor to record, or cause to have recorded, any UCC financing statements which Debenture Creditor deems necessary to accomplish a disposition thereof free of the Liens of SLR (it being understood that Debenture Creditor shall not be authorized to release any Lien of SLR with respect to any SLR Priority Collateral). Debenture Creditor shall not provide notice to account debtors to make payment to it or make or receive any collections on any SLR Priority Collateral (including without limitation Accounts) until the SLR Repayment shall have occurred.

4. Relative Rights.

(a) Nothing contained in this Agreement is intended to or shall affect the relative rights of SLR or Debenture Creditor, on the one hand, and other creditors of Client or Guarantor, on the other hand.

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(b) All rights and interests of SLR and Debenture Creditor hereunder, and all agreements and obligations of Client, Guarantor, Debenture Creditor and SLR hereunder, shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of the SLR Agreement, EB Agreement or any other agreement or instrument relating thereto;

(ii) any change in the time, manner or place of, or in any other term of, all or any of the SLR Indebtedness, EB Indebtedness, EB Guaranty or any amendment or waiver of or any consent to departure from any provision of the SLR Agreement, the EB Agreement, EB Guaranty or any other Collateral;

(iii) any exchange, release, nonperfection, or unenforceability of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the SLR Indebtedness or the EB Indebtedness; or

(iv) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Client or Guarantor in respect of the SLR Indebtedness, or of the EB Indebtedness, in respect of this Agreement.

5. Continuing Agreement. The agreement effected by these provisions is a continuing one and may not be modified or terminated by Debenture Creditor or any other holder of any EB Indebtedness until the SLR Repayment. At any time and from time to time, without consent of or notice to SLR or any other holder of SLR Indebtedness, and without impairing or affecting the obligations of any of them hereunder:

(a) The time for Client's or Guarantor’s performance of, or compliance with, any of its agreements contained in the SLR Agreements, or any other agreement, instrument or document relating to the SLR Indebtedness, may be modified or extended or such performance or compliance may be waived;

(b) SLR may exercise or refrain from ex-ercising any rights under the SLR Agreements, or any other agreement, instrument or document relat-ing to the SLR Indebtedness;

(c) The SLR Agreements, or any other agree-ment, instrument or document relating to the SLR Indebtedness, may be revised, amended or otherwise modified for the purpose of adding or changing any provisions thereof (including, without limitation, increases in the principal amount or increases in the interest charges or fees), or changing in any manner the rights of SLR, Client, Guarantor or any guarantor of the SLR Indebtedness subject to the EB Indebtedness;

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(d) Payment of the SLR Indebtedness or any portion thereof may be extended, refunded or refinanced or any notes evidencing such SLR Indebtedness may be renewed in whole or in part;

(e) The maturity of the SLR Indebtedness may be accelerated, and any collateral security therefor or any other rights of SLR may be exchanged, sold, surrendered, released or otherwise dealt with, in accordance with the terms of any present or future agreement with Client, or Guarantor or any guarantor and any other agreement of subordination (and the debt covered thereby) may be surrendered, released or discharged, or the terms thereof modified or otherwise dealt with in any manner;

(f) Any person liable in any manner for payment of the SLR Indebtedness may be released by holders of SLR Indebtedness; and

(g) Notwithstanding the occurrence of any of the foregoing, these subordination provisions shall remain in full force and effect with respect to the SLR Indebtedness, as the same shall have been extended, renewed, modified, refunded or refinanced.

6. Waivers. Neither SLR nor Debenture Creditor shall have any liability or duty of any kind, nature or origin to the other, either express or implied, except as set forth in this Agreement. Debenture Creditor hereby waives and releases any claim which Debenture Creditor may now or hereafter have against SLR arising out of any and all actions which SLR, in good faith, takes or omits to take with respect to Client, or Guarantor, any Collateral, SLR Indebtedness, funding (or not funding) any loan or advance to Client, or Guarantor or any SLR Agreement including without limitation, (i) actions with respect to the creation, perfection or continuation of Liens on the Collateral and other security for the SLR Indebtedness, (ii) actions with respect to the occurrence of any event of default by Client or Guarantor under this Agreement or the SLR Agreement, (iii) action with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral, (iv) actions with respect to the collection of any claim for all or any part of the SLR Indebtedness from any account debtor, guarantor or any other party, (v) any other action with respect to the enforcement of the SLR Agreement or the valuation, use, protection or disposition of the Collateral or any other security for the SLR Indebtedness, (vi) the election of SLR, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, for application of Section 1111(b) of the Bankruptcy Code, (vii) any right, now or hereafter existing, to re-quire SLR to proceed against or exhaust any Collateral at any time securing the SLR Indebtedness, or to marshal any assets in favor of Debenture Creditor or any other holder of EB Indebtedness, and (viii) any notice of the incurrence of SLR Indebtedness, it being understood that SLR may, in reliance upon these subordination provisions, make advances under the SLR Agreement, or any other agreement, document or instrument now or hereafter re-lating to the SLR Indebtedness, without notice to or authorization of Debenture Creditor.

7. Intercreditor Arrangements in Bankruptcy.

(a) This Agreement shall remain in full force and effect and enforceable pursuant to its terms in accordance with Section 510(a) of the Bankruptcy Code, and all references herein to Client or Guarantor shall be deemed to apply to such entity as debtor in possession and to any trustee in bankruptcy for the estate of such entity.

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(b) Except as otherwise specifically permitted in this Section, until the SLR Repayment, Debenture Creditor shall not assert without the written consent of SLR any claim, motion, objection, or argument in respect of any SLR Priority Collateral in connection with any Bankruptcy Event which could otherwise be asserted or raised in connection with such Bankruptcy Event by Debenture Creditor as a secured creditor of Client or Guarantor, including without limitation any claim, motion, objection or argument seeking adequate protection or relief from the automatic stay in respect of any SLR Priority Collateral.

(c) Neither party shall initiate, prosecute, encourage, or assist with any other person to initiate or prosecute any claim, action or other proceeding (i) challenging the validity or enforceability of this Agreement, (ii) challenging the validity or enforceability of any other party’s claim, (ii) challenging the perfection or enforceability of any of any Lien, of another party or (iii) asserting any claims which Client may hold with respect to SLR, Debenture Creditor or the SLR Indebtedness or EB Indebtedness, if any.

(d) Subject to the provisions of this Agreement, (i) Debenture Creditor shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of Debenture Creditor, including without limitation any claims secured by the Collateral, if any, and (ii) Debenture Creditor shall be entitled to file any pleadings, objections, motions or agreement which assert rights or interests available to unsecured creditors of Client arising under either the Bankruptcy Code or applicable non-bankruptcy law.

(e) Notwithstanding any other provision of this Section, (i) SLR shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of SLR, including without limitation any claims secured by the Collateral, if any, and (ii) SLR shall be entitled to file any pleadings, objections, motions or agreement which assert rights or interests available to unsecured creditors of Client arising under either the Bankruptcy Code or applicable non-bankruptcy law.

8. Reinstatement. To the extent that SLR receives payments or transfers on the SLR Indebtedness or proceeds of the SLR Priority Collateral which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then, to the extent of such payment or proceeds received, the SLR Indebtedness, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by SLR and the terms of this Agreement shall continue to apply. To the extent that Debenture Creditor receives payments or transfers on the EB Indebtedness or proceeds of the EB Priority Collateral which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then, to the extent of such payment or proceeds received, the EB Indebtedness, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by Debenture Creditor and the terms of this Agreement shall continue to apply.

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9. Subordination Not Impaired by Client or Guarantor. No right of any holder of SLR Indebtedness to enforce the provisions hereof shall be impaired by any act or failure to act by Client or Guarantor or by failure of either Client or Guarantor to comply with these provisions.

10. No Third-Party Beneficiaries. This Agreement is not intended to give or confer any rights to any person other than the holders of the SLR Indebtedness or the EB Indebtedness. No other party, including Client, is intended to be a third-party beneficiary of this Agreement.

11. Legend on Note. If any portion of the EB Indebtedness is evidenced by a promissory note, debenture including the Convertible Debenture, stock certificate or other instrument, Debenture Creditor and Client agree to promptly add a conspicuous legend or other reference to such instrument stating that the rights of any holder and Client thereof are subject to this Agreement.

12. Representations and Warranties. Debenture Creditor hereby represents and warrants that: (a) the execution and delivery of this Agreement and the performance by Debenture Creditor of its obligations hereunder have received all necessary approvals, corpo-rate or otherwise, and do not and will not contravene or con-flict with any provision of law or any provision of any indenture, instrument or other agreement to which Debenture Creditor is a party or by which it or its property may be bound or affected; (b) Debenture Creditor has full power, authority and legal right to make and perform this Agreement; (c) Debenture Creditor has not assigned or transferred any indebtedness owing by Client or Guarantor or any of the Collateral for the EB Indebtedness and Debenture Creditor will not assign or transfer same without at least ten (10) days prior written notice to SLR; and (d) this Agreement is the legal, valid and binding obliga-tion of Debenture Creditor, enforceable against Debenture Creditor in accordance with its terms.

13. No Waiver. No failure on the part of SLR to exercise, no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. This Agreement may not be amended or modified except by written agreement of SLR, Debenture Creditor, and Client.

14. Successor and Assigns. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns. Notwithstanding anything herein to the contrary, SLR, EB and King Street may, without the consent of any other party hereto, grant a security interest in, sell or assign, grant or sell participations in or otherwise transfer all or any portion of its rights and obligations under their respective indebtedness to one or more persons.

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15. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT HAS BEEN DELIVERED AND ACCEPTED IN AND SHALL BE DEEMED TO HAVE BEEN MADE IN CALIFORNIA AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES. AS PART OF THE CONSIDERATION FOR THE FINANCIAL ACCOMMODATIONS EXTENDED TO CLIENT BY SLR, CLIENT AND DEBENTURE CREDITOR CONSENT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF CALIFORNIA AND WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND FURTHER AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY), THE OBLIGATIONS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE PARTIES ACTIONS IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT HEREOF OR THEREOF. THE PARTIES EACH ACKNOWLEDGE THAT SUCH WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING. THE PARTIES EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS.

IN THE EVENT THAT ANY PARTY HERETO ELECTS TO BRING ANY ACTION OR PROCEEDING IN THE STATE OF CALIFORNIA, RELATING TO THIS AGREEMENT OR ANY OF THE OBLIGATIONS, THE PARTIES AGREE THAT SUCH ACTION OR PROCEEDING SHALL BE TRIED SOLELY THROUGH A JUDICIAL REFEREE AS PROVIDED IN CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1. THE PARTIES FURTHER AGREE TO THE APPOINTMENT OF JAMS AS THE REFEREE APPOINTMENT TO CONDUCT THE TRIAL AND SUCH RELATED PROCEEDINGS. THE PARTIES AGREE THAT THE FILING OF ANY PRE-TRIAL MOTION OR ANY PRE-TRIAL PROVISIONAL REMEDY SHALL NOT OPERATE AS A WAIVER OF EACH PARTY’S RIGHT TO TRIAL SOLELY THROUGH A JUDICIAL REFEREE. THE PARTIES ACKNOWLEDGE THAT THE JUDICIAL REFEREE WILL LIKELY CHARGE FEES AND COSTS OVER AND ABOVE THOSE NORMALLY CHARGED BY A COURT. THE PARTIES AGREE TO INITIALLY EVENLY SPLIT THE FEES AND COSTS OF SUCH REFEREE BETWEEN THE PARTIES, SUBJECT TO SUCH FURTHER RULINGS BY THE REFEREE.

16. Waiver of Marshalling. Each of Client, Guarantor, SLR and Debenture Creditor hereby waives any right to require marshalling of assets by SLR or Debenture Creditor and any similar rights.

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17. Further Assurances. Each party hereto will, at the expense of Client, and at any time and from time to time, promptly execute and/or authorize and deliver all further instruments and documents, and take all further action, that any other party hereto may reasonably request in order to perfect or otherwise protect any right or interest granted or purported to be granted hereby or to enable SLR or Debenture Creditor to exercise and enforce its rights and remedies hereunder, including, without limitation, appropriate amendments to financing statements authorized by Client in favor of Debenture Creditor or SLR in order to refer to this Agreement (but this Agreement shall remain fully effective notwithstanding any failure to execute any additional documents or instruments).

18. Expenses. Client shall pay to SLR, upon demand, the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of in-house counsel for SLR, which SLR may incur in connection with the exercise or enforcement of any of its rights or interests vis-à-vis Client or Debenture Creditor, and all such amounts shall constitute part of the SLR Indebtedness. Client shall pay to Debenture Creditor, upon demand, the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of counsel for Debenture Creditor, which Debenture Creditor may incur in connection with the exercise or enforcement of any of its rights or interests vis-à-vis Client or Guarantor or SLR; provided, however, that all such amounts owing to Debenture Creditor shall constitute part of the EB Indebtedness and the payment thereof is subject to the terms and conditions of this Agreement.

19. Indebtedness Refinancing. Debenture Creditor hereby consents to the refinancing of part or all of the SLR Indebtedness and agrees that the terms of this Agreement shall be binding on Debenture Creditor in favor of any subsequent lender that refinances all or any portion of the SLR Indebtedness. Debenture Creditor agrees to enter into a new subordination or intercreditor on terms substantially similar to this Agreement with any new senior lender.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

CLIENT:

Frankly Media LLC

By:
Name:	Justin Kenna
Title:	President

Address for notices: 2110 Powers Ferry Road SE Suite 450 Atlanta, GA 30339 Justin@gamesquare.com

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GCN, Inc.

By:
Name:	Justin Kenna
Title:	President

Address for notices: 6775 Cowboys Way Suite 1335 Frisco, TX 75043 Justin@gamesquare.com

GameSquare Esports (USA) Inc.

By:
Name:	Justin Kenna
Title:	President

Address for notices: 6775 Cowboys Way Suite 1335 Frisco, TX 75043 Justin@gamesquare.com

NextGen Tech LLC

By:
Name:	Justin Kenna
Title:	President

Address for notices: 6775 Cowboys Way Suite 1335 Frisco, TX 75043 Justin@gamesquare.com

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Swingman, LLC

By:
Name:	Justin Kenna
Title:	President

Address for notices: 6775 Cowboys Way Suite 1335 Frisco, TX 75043 Justin@gamesquare.com

Mission Supply LLC

By:
Name:	Justin Kenna
Title:	President

Address for notices: 6775 Cowboys Way Suite 1335 Frisco, TX 75043 Justin@gamesquare.com

SideQik, Inc.

By:
Name:	Justin Kenna
Title:	President

Address for notices: 2110 Powers Ferry Road SE Suite 450 Atlanta, GA 30339 Justin@gamesquare.com

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EB:

EB Acquisition Company, LLC

By:
Name:	Scott Siegel
Title:	Managing Member

Address for notice: 2980 MacFarlane Road Miami, Florida 33133 Attention: Scott Seigel 4scottsiegel@gmail.com

SLR:

SLR Digital Finance LLC

By:
Name:	Kate Dorrlacombe
Title:	Senior Vice President

Address for notices to SLR: SLR DIGITAL FINANCE LLC 15260 Ventura Blvd, Ste 700 Sherman Oaks, CA 91403 Ph: (310) 651-9201 e-mail: media-legal@slrbc.digital

GUARANTOR:

Frankly Media LLC

By:
Name:	Justin Kenna
Title:	President

Address for notices to Guarantor: 2110 Powers Ferry Road SE Suite 450 Atlanta, GA 30339

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KING:

King Street Partners LLC

By:
Name:	Scott Siegel
Title:	Managing Member

Adress for notice: 2980 MacFarlane Road Miami, Florida 33133 Attention: Scott Seigel 4scottsiegel@gmail.com

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Exhibit A

King Street Agreement

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